UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               AMENDMENT NO. 1 TO
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                January 19, 1999


                           NEW GENERATION FOODS, INC.
             (Exact name of registrant as specified in its charter)


   NEVADA                  1-10825            36-2972588
(State or Other           (Commission        (IRS Employer
jurisdiction of           File Number)      Identification No.)
incorporation)


               2001 Marcus Ave., W290, Lake Success, NY 11042-1011 Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (516) 327-2400

         FORWARD LOOKING STATEMENTS

         Certain statements in this Form 8-K, including statements prefaced by the words "anticipates", "estimates", "believes", "expects" or words of similar meaning, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          On January 19, 1999, New Generation Foods, Inc. (the "Company") completed its purchase of the assets of the CreditRisk Monitor credit information service ("CRM") from Market Guide Inc. ("MGI"). The purchase price for the assets of CRM was approximately $2,390,000, of which $1.29 million was paid at or prior to closing and the balance is represented by two secured promissory notes, one for approximately $100,000 and the other for $1.0 million (together the "MGI Notes"). The $1.0 million MGI Note, which bears interest at 8.5% from the closing date, provides for the deferral of principal amortization until February 2001. The $100,000 MGI Note bears interest at 6% from July 2001 and provides for the deferral of principal amortization until such date. After the respective deferrals, both MGI Notes are then payable over 24 months. The MGI Notes are secured by a first priority purchase money security interest on substantially all of the assets of the Company.

         The  assets  purchased   included  customer   contracts,   receivables,
equipment, software and intangibles.

         During January 1999, the Company completed a $3.25 million private placement of its common stock to finance the acquisition and future working capital needs.

         After shareholder approval, the Company, previously a non-operating entity, will change its name to CreditRiskMonitor.com, Inc. and apply for a new stock symbol that reflects this new name.

         CreditRisk Monitor was formed as a division of Market Guide Inc. in September 1996 and had no operations or financial statements prior to such date.

         Item 7 includes the following financial statements and pro forma financial information:

          (1) Financial Statements of CreditRisk Monitor, a division of Market Guide Inc. as of and for the fiscal years ended February 28, 1998 and February 28, 1997 together with the Report of Zerbo, McKiernan and Zambito, L.L.C., independent auditors;

          (2) Balance Sheets of CreditRisk Monitor, a division of Market Guide Inc. as of November 30, 1998 (Unaudited) and February 28, 1998; Unaudited Statements of Operations and Accumulated Deficit for the 3 months and 9 months ended November 30, 1998 and November 30, 1997;

Unaudited Statements of Cash Flows for the 9 months ended November 30, 1998 and November 30, 1997.

          (3) Pro Forma Consolidated Balance Sheet as of December 31, 1998 and Pro Forma Consolidated Statement of Operations of the Company for the year then ended and showing balance sheet and income statement items for New Generation Foods, Inc. and CreditRisk Monitor both historically and on a Pro-Forma Combined basis as though the Company had operated as a combined entity for that 12-month period and incorporating changes due to the Company's 1998 Private Placement which was actually completed in January 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired.
         ------------------------------------------

          Financial Statements of CreditRisk Monitor, a division of Market Guide Inc. as of and for the fiscal years ended February 28, 1998 and February 28, 1997 together with the Report of Zerbo, McKiernan and Zambito, L.L.C., independent auditors; Balance Sheets of CreditRisk Monitor, a division of Market Guide Inc. as of November 30, 1998 (Unaudited) and February 28, 1998; Unaudited Statements of Operations and Accumulated Deficit for the 3 months and 9 months ended November 30, 1998 and November 30, 1997; Unaudited Statements of Cash Flows for the 9 months ended November 30, 1998 and November 30, 1997.

(b)      Pro Forma Financial Information.
         --------------------------------

          Pro Forma Consolidated Balance Sheet as of December 31, 1998 and Pro Forma Consolidated Statement of Operations of the Company for the year then ended.

(c)      Exhibits.
         ---------

2.       Plan of Acquisition (Asset Purchase Agreement). (1)

20.      Press release dated January 19, 1999. (1)

(1) Filed as an Exhibit to Registrant's Report on Form 8-K dated January 19, 1999 (File No. 1-10825) which was filed with the Securities and Exchange Commission on February 3, 1999 and incorporated herein by reference thereto.

                               CREDITRISK MONITOR
                       - A DIVISION OF MARKET GUIDE INC. -

                              FINANCIAL STATEMENTS
                                       AND
                         REPORT OF INDEPENDENT AUDITORS'

                      FOR THE YEARS ENDED FEBRUARY 28, 1998

                              AND FEBRUARY 28, 1997

                                 Table of Contents


Financial Statements
--------------------


Report of Independent Auditors'

Balance  Sheets for the Fiscal  Years Ended  February  28, 1998 and February 28,
1997...................................................................... F-4-5

Statements  of  Operation  and  Accumulated  Deficit for the Fiscal  Years Ended
February 28, 1998, February 28, 1997, and February 29, 1996................. F-6

Statements of Cash Flows for the Fiscal Years Ended February 29, 1998,  February
28, 1997, and February 29, 1996............................................. F-7

Statements of Stockholders' Equity for the Fiscal Years Ended February 28, 1998,
February 28, 1997, and February 29, 1996.................................... F-8

Notes to Financial Statements February 28, 1998, February 28, 1997, and February
29, 1996................................................................. F-9-18

                     [Zerbo, McKiernan & Zambito Letterhead]




                             REPORT OF INDEPENDENT AUDITORS'


To the Board of Directors and Stockholders of Market Guide Inc.
2001 Marcus Avenue, Suite S200
Lake Success, NY  11042-1011

We have audited the accompanying Balance Sheets of Market Guide Inc. as of February 28, 1998 and February 28, 1997 and the related Statements of Operation and Accumulated Deficit, Cash Flows and Stockholders' Equity for the years February 28, 1998, February 28, 1997 and February 29, 1996 then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Market Guide Inc. as of February 28, 1998 and February 28, 1997 and the results of its operations and its cash flows for the years February 28, 1998, February 28, 1997 and February 29, 1996 then ended in conformity with generally accepted accounting principles.


/s/ Zerbo, McKiernan & Zambito, L.L.C
-------------------------------------

Zerbo, McKiernan & Zambito, L.L.C
Fairfield, New Jersey
May 18, 1998

              CREDITRISK MONITOR - A DIVISION OF MARKET GUIDE INC.
                                 Balance Sheets



                                                                             February 28,           February 28,
                                                                                 1998                  1997
                                                                                 ----                  ----

ASSETS

Current assets:

  Cash                                                                       $    809,618         $  1,230,893
    Accounts receivable (net of allowance
  for doubtful accounts)                                                        1,047,449              557,415
  Prepaid expenses and other current assets                                       114,985              263,630
                                                                                  -------              -------

    Total current assets                                                        1,972,052            2,051,938

Property, plant and equipment:
  Furniture and equipment                                                       1,623,206              936,097
  Equipment held under capital leases                                             942,950              942,949
  Leasehold improvements                                                           80,990               72,509
                                                                                   ------               ------

                                                                                2,647,146            1,951,555

Less:  Accumulated depreciation and amortization
(including amortization of $367,610 and $189,234
in 1998 and 1997, respectively, on capital leases)                              1,117,876              744,551
   ----     -----                                                               ---------              -------

  Net property, plant and equipment                                             1,529,270            1,207,004

Other assets:
  Computer software and database expansion
  (net of accumulated amortization)                                             2,780,128            1,891,621
  Deposits and other assets                                                        78,084               78,084
                                                                                   ------               ------

    Total other assets                                                          2,858,212            1,969,705

      Total assets                                                           $  6,359,534         $  5,228,647
                                                                             ============         ============





The accompanying notes are integral part of these financial statements.

              CREDITRISK MONITOR - A DIVISION OF MARKET GUIDE INC.
                           Balance Sheets - continued



                                                                        February 28,            February 28,
                                                                           1998                     1997
                                                                           ----                     ----

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

  Current maturities of long-term debt and capital
   Leases                                                               $   274,031             $  176,012
  Unearned revenues                                                         999,949                248,679
  Accounts payable and other accrued expenses                               218,618                179,493
                                                                            -------                -------

    Total current liabilities                                             1,492,598                604,184

Non-current liabilities:
  Long-term debt and capital lease obligations,
   less current maturities                                                  761,981                564,262
                                                                            -------                -------

    Total non-current liabilities                                           761,981                564,262

     Total liabilities                                                    2,254,579              1,168,446

Stockholders' equity:

Common stock - $.001 par value;  20,000,000  shares
  authorized,  4,723,594 and 4,708,186 shares
  issued and outstanding in 1998 and 1997,
  respectively                                                                4,723                  4,708

 Capital in excess of par value                                           5,010,134              4,972,032

 Retained earnings (deficit)                                               (909,902)              (916,539)
                                                                           --------               --------

            Total stockholders' equity                                    4,104,955              4,060,201

            Total liabilities and stockholders' equity                  $ 6,359,534             $5,228,647
                                                                        ===========             ==========





The accompanying notes are an integral part of these financial statements.

              CREDITRISK MONITOR - A DIVISION OF MARKET GUIDE INC.
                 Statements of Operation and Accumulated Deficit




                                                                          For the Years Ended
                                                                           -------------------
                                                      February 28,             February 28,            February 29,
                                                         1998                      1997                    1996
                                                         ----                      ----                    ----

Revenues:

  Database vendors                                   $  5,079,380            $  4,150,777            $  3,674,830
  Market Guide products                                 1,769,605                 563,788                 257,001
  Print product                                            50,992                  61,853                  67,928
                                                           ------                  ------                  ------

    Total revenues                                      6,899,977               4,776,418               3,999,759

Expenses:
 Salaries, payroll taxes & employee benefits            4,151,529               2,692,063               2,121,109
 Database and product costs                               460,919                 395,217                 322,670
 General and administrative                             1,078,237                 733,087                 574,740
 Depreciation                                             373,325                 228,576                 149,666
 Amortization                                             429,798                 288,072                 199,233
 Advertising and promotion                                327,554                 138,961                  87,702
                                                          -------                 -------                  ------

    Total expenses                                      6,821,362               4,475,976               3,455,120

Income from operations                                     78,615                 300,442                 544,639

Interest income                                            21,173                  31,128                  24,641
Interest expense                                           85,877                  75,592                  60,974
                                                           ------                  ------                  ------

Income before income taxes                                 13,911                 255,978                 508,306
Provision for income taxes                                  7,274                  (2,351)                  1,127
                                                            -----                  ------                   -----
    Net income                                       $      6,637            $    258,329             $   507,179
                                                     ============            ============             ===========


Accumulated deficit, beginning of year                   (916,539)             (1,174,868)             (1,682,047)
                                                         --------              ----------              ----------

Accumulated deficit, end of year                     $   (909,902)           $   (916,539)            $(1,174,868)
                                                     ============            ============             ===========

Earnings per share:
  Basic                                              $       0.00            $       0.06             $      0.12
  Diluted                                            $       0.00            $       0.06             $      0.12

Weighted average number of shares outstanding:
  Basic                                                 4,712,503               4,250,124               4,165,457
  Diluted                                               4,755,905               4,408,378               4,401,135



The accompanying notes are integral part of these financial statements

              CREDITRISK MONITOR - A DIVISION OF MARKET GUIDE INC.
                            Statements of Cash Flows





                                                                                       For the Years Ended
                                                                                       -------------------

                                                                    February 28,          February 28,            February 29,
                                                                        1998                  1997                   1996
                                                                        ----                  ----                   ----
                                                                                                                  (restated)

Cash Flows From Operating Activities:
Net income                                                          $    6,637             $  258,329             $ 507,179
                                                                    ----------             ----------             ---------
Adjustments to reconcile net income to net cash provided
  by operating activities:
    Depreciation and amortization                                      803,123                516,648               348,899


Changes in assets and liabilities:
(Increase)/Decrease in accounts receivable                            (490,034)               203,765              (202,367)
(Increase)/Decrease in prepaid assets                                  148,645                    781              (199,540)
(Increase)/Decrease in deposits and other assets                           -0-                (14,858)               (6,750)
Increase/(Decrease) in accounts payable                                 39,125               (222,053)              185,548
Increase/(Decrease) in unearned revenues                               751,270                 85,308               (39,494)
                                                                       -------                 ------               -------

  Total adjustments                                                  1,252,129                569,591                86,296
                                                                     ---------                -------                ------

Net cash provided by operating activities                            1,258,766                827,920               593,475
                                                                     ---------                -------               -------

Cash Flows From Investing Activities:
Payments for purchase of fixed assets                                 (687,111)              (695,447)             (372,475)
Payments for leasehold improvements                                     (8,481)               (72,509)                  -0-
Development of computer software and
 database expansion                                                 (1,318,305)            (1,145,213)             (519,488)
                                                                    ----------             ----------              --------

Net cash used by investing activities                               (2,013,897)            (1,913,169)             (891,963)
                                                                    ----------             ----------              --------

Cash Flows From Financing Activities:
Payments for long term debt and capital leases                        (176,011)              (250,392)              (60,428)
Proceeds from capital leases and equipment line of credit              471,750                532,110               246,984
Proceeds from issuance of employee's and director's
  stock plan                                                            38,117                 51,869                64,129
Proceeds from private placement of common stock                            -0-              1,201,771                   -0-
Proceeds from stock options exercised                                      -0-                100,001                33,451
                                                                            -                 -------                ------

Net cash provided by financing activities                              333,856              1,635,359               284,136
                                                                       -------              ---------               -------

Net increase/(decrease) in cash                                       (421,275)               550,110               (14,352)
Cash at beginning of year                                            1,230,893                680,783               695,135
                                                                     ---------                -------               -------

Cash at end of year                                                 $  809,618             $1,230,893             $ 680,783

Supplemental disclosure of cash flow information:
Cash paid during the year for:
   Interest                                                         $   85,877              $ 137,578             $  60,974
   Corporate taxes                                                       6,000                  4,200                 5,250




The accompanying notes are an integral part of these financial statements.

              CREDITRISK MONITOR - A DIVISION OF MARKET GUIDE INC.
                       Statements of Stockholders' Equity





                                                                         Capital in                            Total
                                                                         Excess of         Accumulated       Stockholders'
                                        Shares         Par Value         Par Value           Deficit          Equity
                                        ------         ---------         ---------           -------          ------


Balance at February 28, 1995          4,112,697        $ 4,113         $ 3,521,405     $  (1,682,047)     $   1,843,471


Stock Options Exercised                  45,717             45              33,406               -0-             33,451
Issuance of common stock
pursuant to employee stock plan          29,831             30              64,099               -0-             64,129
Net income for the year                     -0-            -0-                 -0-           507,179            507,179
                                             -              -                   -            -------            -------
Balance at February 29, 1996          4,188,245          4,188           3,618,910        (1,174,868)         2,448,230
                                      ---------          -----           ---------        ----------          ---------


Issuance of common stock in a
 private placement for cash             343,363            344           1,201,428               -0-          1,201,772
Stock options exercised                 158,334            158              99,843               -0-            100,001
Issuance of common stock
 pursuant to employee's and
 director's stock plans                  18,244             18              51,851               -0-             51,869
Net income for the year                     -0-            -0-                 -0-           258,329            258,329
                                             -              -                   -            -------            -------

Balance at February 28, 1997          4,708,186          4,708           4,972,032          (916,539)         4,060,201
                                      ---------          -----           ---------          --------          ---------


Issuance of common stock
 pursuant to employee's and
 director's stock plans                  15,408             15              38,102               -0-             38,117
Net income for the year                     -0-            -0-                 -0-             6,637              6,637
                                             -              -                   -              -----              -----

Balance at February 28, 1998          4,723,594        $  4,723        $ 5,010,134     $    (909,902)     $   4,104,955



The accompanying notes are an integral part of these financial statements.

              CREDITRISK MONITOR - A DIVISION OF MARKET GUIDE INC.
                          Notes to Financial Statements
                     February 28, 1998 and February 28, 1997

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------------------

1.   Nature of Business
     ------------------

     CreditRisk Monitor (CRM) a division of Market Guide Inc., formed in September 1996, is an online information and news service that follows more than 575 U.S. publicly held domestic retail chains and wholesalers. This online service is accessible through the Internet (www.creditriskmonitor.com) and has been designed to provide corporate credit managers with the analytical tools necessary to analyze and follow, on a daily basis, all the public companies they do business with.

     CRM was formed specifically to leverage Market Guide's comprehensive database and state-of-the-art technology through sales to a new market. CRM provides the credit community with a cost efficient, online credit and financial information service.

     The CRM information service consists of: CRM Company Reports, the CRM Alert Notification Service and the CRM Real-Time News Service. The CRM web site became operational in April 1997.

     All of the Company's revenue is derived from annual subscription sales of its CreditRisk Monitor service.

2.   Revenue Recognition
     --------------------

     CreditRisk Monitor subscriptions are deferred at the time of sale and recognized ratably as revenues over the terms of their subscriptions. Costs associated with procurement of these revenues are expensed as incurred.

     Bad debts are recorded under the allowance method of accounting. For the fiscal years ended February 28, 1998 and February 28, 1997, $0, and $0 were charged to bad debt expense, respectively. As of February 28, 1998 and February 28, 1997, the allowance for doubtful accounts remained at $.

3.   Property and Equipment
     ----------------------

      Depreciation and amortization are provided for in amounts sufficient to relate the cost of depreciable assets to their estimated useful service lives.

      The straight-line method of depreciation is followed for substantially all assets for both financial and tax reporting purposes. For the fiscal years ended February 28, 1998 and February 28, 1997, $5,734 and $35,747,
      respectively, were charged to depreciation expense.

4.   Capitalization of Computer Software
     -----------------------------------

     Management has elected, pursuant to SFAS No. 86, to capitalize certain computer software costs incurred for new product development. These costs are reported at the lower of unamortized cost or net realizable value. The amortization of these costs are included in database and product cost. All research and development, database maintenance and customer support costs are expensed as incurred.

     The straight-line method of amortization is used over the estimated economic life of the asset. For the years ended February 28, 1998 and
     February 28, 1997, capitalization of computer software and database expansion totaled $391,976 and $588,199, respectively. For the fiscal years ended February 28, 1998 and February 28, 1997, $0 and $71,938, respectively, were charged to amortization expense. As of February 28, 1998 and February 28, 1997, accumulated amortization was $0 and $71,938, respectively.


5.   Earnings Per Share
     ------------------

     Basic and diluted earnings per share are computed based on the weighted average number of shares of Common Stock outstanding.

6.   Fair Value of Financial Instruments
     -----------------------------------

??

     The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

     Cash  and  cash  equivalents:   The  carrying  amounts  of  cash  and  cash
     equivalents approximate their fair values.


     Capital  lease   obligations:   The  carrying   amounts  of  capital  lease
obligations approximate their fair value.

7.   Employee Benefit Plan
     ---------------------

     The Company established a 401(k) plan effective January 1, 1997 for all employees with over six months of service. On an annual basis, the employees may contribute the lesser of 15% of gross salary or $10,000. The Company matched 50% of the first 6% of the employees' contributions in calendar 1997, and matched 20% of the first 6% of the employees' contributions in calendar 1998. Future Company matches will depend on Company profitability. Participants are vested 20% for each year of service and are fully vested after 5 service years. For the fiscal years ended February 28, 1998 and February 28, 1997, the Company contributed $71,041 and $16,791 to the plan, respectively.

8.   Use of Estimates
     ----------------

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE C - LEGAL PROCEEDINGS
--------------------------

The Company is currently involved in a pending lawsuit. The ultimate outcome of this litigation is unknown at the present time. Accordingly, no provision for any liability has been made to the accompanying financial statements. Management does not believe that pending actions will have a material effect on the business activities of the Company.

NOTE D - INCOME TAXES
---------------------

The Company has adopted SFAS 109 and as of February 28, 1998 has net operating loss and investment tax credit carryforwards in the amount of $873,877 and $10,524, respectively. Pursuant to SFAS 109, management believes that it does not have a greater than 50% probability of realization of such loss carryforwards and credits and has decided to provide for a full valuation allowance. The investment tax credits will begin to expire, if unused, in the fiscal year ending February 28, 1999. Annual fiscal year expirations total $3,588 in 1999; $5,470 in 2000; $1,466 in 2001. Net operating losses will begin to expire, if unused, in the fiscal year ending February 29, 2002. Annual fiscal year expirations total $585,394 in 2002 and $288,483 in 2003. The Company has recorded deferred tax assets related to the allowance for doubtful accounts in deposits and other assets. As of February 28, 1998 and February 28, 1997 the deferred tax assets remained at $11,116.


The components of the provisions for income taxes (credits) are as follows:









                                                      For the Years Ended
                                ---------------------------------------------------------------

                                  02/28/98                02/28/97                  02/29/96

                                ----------------------------------------------------------------

Current
   Federal                      $   -0-               $   -0-                   $     2,900

   State and Local                7,274                (4,734)                        4,977

Deferred
   Federal                          -0-                 1,801                        (5,100)

   State and Local                  -0-                   582                        (1,650)

                   TOTALS       $ 7,274               $(2,351)                  $     1,127
                                ========               =======                        ======



         ------------

Total income tax expense differs from the expected tax expense (computed by applying the U.S. Federal statutory income tax rate of 34% to income before income taxes) as follows:




                                       2/28/98        %       2/28/97         %            2/29/96        %
                                       -------        -       -------         -            -------        -

Tax at Federal statutory rate         $ 4,730       34.0     $ 87,033       34.0         $  172,824      34.0

Federal alternative minimum tax           -0-        0.0          -0-        0.0              2,900       0.6
State income taxes, net of
  Federal tax benefit                   4,801       34.5       (2,542)      (1.0)             1,636       0.3

Net operating loss
  carryforwards, utilized              (2,283)     (16.3)     (88,324)     (34.5)          (179,716)    (35.4)

Other                                      26        0.0        1,482        0.6              3,483       0.7

                           TOTALS     $ 7,274       52.2     $ (2,351)      (0.9)         $   1,127       0.2
                                      =======       ====     =========      =====         =========       ===


Income taxes payable as of February 28, 1998, February 28, 1997 and February 29, 1996 are as follows:



                                        2/28/98       2/28/97         2/29/96
                                        -------       -------         -------

Federal                              $      -0-     $     -0-       $    2,900

State and Local                           2,803           929              -0-

                       TOTALS        $    2,803     $     929       $    2,900
                                     ==========     =========       ==========



NOTE G - MAJOR CUSTOMERS AND CONCENTRATION OF CREDIT RISK
---------------------------------------------------------

For the fiscal year ending February 28, 1998, the Company had two major customers accounting for sales of $1,087,409 and $851,882, respectively.

As of February 28, 1998, the Company had $579,318 on deposit at First National Bank of Long Island and $180,596 on deposit at Fleet Bank.

NOTE I - SELECTED QUARTERLY FINANCIAL DATA (Unaudited)
------------------------------------------------------

Selected quarterly financial data for the years ended February 28, 1998 and February 28, 1997 are presented in the following table:


Three Months Ended             May 31, 1997          August 31, 1997        November 30, 1997        February 28, 1998

Total revenues                 $  1,446,013           $ 1,679,313           $  1,743,295              $2,031,356

Operating income                    (61,952)              (33,078)                35,095                 138,550

Income before taxes                 (74,529)              (47,189)                17,493                 118,136

Net income                          (74,529)              (49,189)                17,493                 112,862

Basic earnings per share      $       (0.02)          $     (0.01)          $       0.00              $     0.02

Basic weighted average
number of shares outstanding      4,708,203             4,709,801              4,713,709               4,718,440

Diluted earnings per share   $        (0.02)          $     (0.01)          $       0.00              $     0.02

Diluted weighted average
number of shares outstanding      4,733,203             4,737,084              4,753,709               4,800,573






                                  May 31, 1996           August 31, 1996        November 30, 1996         February 28, 1997
                                  ------------           ---------------        -----------------         -----------------

Total revenues                  $    1,131,106          $    1,117,148            $    1,256,688          $   1,271,476

Operating income                       150,374                  45,068                   124,052                (19,052)
Income before taxes                    139,032                  38,092                   108,874                (30,020)

Net income                             137,712                  37,442                   107,341                (24,166)

Basic earnings per share        $         0.03          $         0.01            $         0.03          $       (0.01)

Basic weighted average
number of shares outstanding         4,188,272               4,192,088                 4,195,172              4,428,238

Diluted earnings per share      $         0.03           $        0.01            $         0.02          $        0.00

Diluted weighted average
number of shares outstanding         4,371,701               4,375,517                 4,378,601              4,509,568

                               CREDITRISK MONITOR
                       - A DIVISION OF MARKET GUIDE INC. -



                              FINANCIAL STATEMENTS

                     FOR THE PERIODS ENDED NOVEMBER 30,1998

                              AND NOVEMBER 30, 1997

                                Table of Contents





Financial Statements
--------------------


     Balance Sheets as of November 30, 1998 (Unaudited) and
     February 28, 1998.......................................................F-3

     Statements of Operations and Accumulated Deficit for the 3 months and 9 months ended November 30, 1998 (Unaudited) and
     November 30, 1997 (Unaudited)...........................................F-4

     Statement of Cash Flows for the 9 months ended November 30, 1998
     (Unaudited) and November 30, 1997 (Unaudited)...........................F-5

     Notes to Financial Statements...........................................F-6

              CREDITRISK MONITOR - A DIVISION OF MARKET GUIDE INC.
                                 Balance Sheets





                                                   November 30,            February 28,
                                                      1998                     1998
                                                      ----                     ----
ASSETS                                            (Unaudited)
Current assets:

  Cash                                             $     -0-                $    -0-
  Accounts receivable (net of allowance
   for doubtful accounts)                            255,368                  220,040
                                                     -------                  -------

    Total current assets                             255,368                  220,040

Property, plant and equipment at cost:
  Furniture and equipment                            338,901                  220,271
  Software                                            19,961                   15,063
                                                      ------                   ------

                                                     358,862                  235,334

Less:  Accumulated depreciation                       83,915                   41,481
                                                      ------                   ------


  Net property, plant and equipment                  274,947                   193,853

Other assets:
  Capitalized projects (net of
  accumulated amortization)                          457,402                   516,260
                                                     -------                   -------

    Total other assets                               457,402                   516,260
                                                     -------                   -------

      Total assets                                 $ 987,717                $  930,153
                                                   =========                ==========


LIABILITIES AND EQUITY
Current liabilities:

  Unearned revenues                                $ 549,894                $  444,279
                                                   ---------                ----------


    Total current liabilities                        549,894                   444,279

    Total liabilities                                549,894                   444,279

Equity
  Advances from Market Guide Inc.                  1,601,753                 1,199,857
  Accumulated deficit                             (1,163,930)                 (713,983)
                                                  ----------                  --------

      Total equity                                   437,823                   485,874
                                                     -------                   -------

      Total liabilities and equity                 $ 987,717                $  930,153
                                                   =========                ==========


              CREDITRISK MONITOR - A DIVISION OF MARKET GUIDE INC.
            Unaudited Statements of Operation and Accumulated Deficit





                                               For the 3 Months Ended                    For the 9 Months Ended
                                               ----------------------                    ----------------------

                                               Nov. 30,            Nov. 30,             Nov. 30,              Nov. 30,
                                                1998                1997                 1998                   1997
                                                ----                ----                 ----                   ----

Revenues:

  Earned Revenues                             $ 245,812            $  97,168            $  667,440           $155,121
                                              ---------            ---------            ----------           --------

    Total revenues                              245,812               97,168               667,440            155,121

 Expenses:
    Salaries, payroll taxes and
     employee benefits                          279,306              244,793               835,959            520,893
    Database and product costs                   32,003               19,420               101,832             42,891
    General and administrative                   95,691               72,735               274,220            152,545
    Depreciation                                 16,871               10,256                42,434             24,397
    Amortization                                 19,620               19,620                58,859             52,319
    Advertising and promotion                    36,131               27,514               111,583            118,647
                                                 ------               ------               -------            -------

      Total expenses                            479,622              394,338             1,424,887            911,692
                                                -------              -------             ---------            -------

 Loss before income taxes                      (233,810)            (297,170)             (757,447)          (756,571)

 Provision for income taxes                     (94,926)            (120,650)             (307,501)          (307,168)
                                                -------             --------              --------           --------

 Net loss                                      (138,884)            (176,520)             (449,946)          (449,403)

 Accumulated deficit, beginning of quarter   (1,025,045)            (341,177)             (713,983)           (68,294)

 Accumulated deficit, end of quarter        $(1,163,929)          $ (517,697)          $ (1,163,929)        $(517,697)


              CREDITRISK MONITOR - A DIVISION OF MARKET GUIDE INC.
                       Unaudited Statements of Cash Flows







                                                                For the 9 Months Ended
                                                                ----------------------

                                                      November 30,           November 30,
                                                         1998                   1997
                                                         ----                   ----


Cash Flows From Operating Activities:
Net loss                                              $  (449,946)           $ (449,403)
                                                      -----------            ----------


Adjustments   to  reconcile  net  income
  to  net  cash  provided  by  operating
  activities:


Depreciation and amortization                             101,292                76,716

Changes in assets and liabilities
(Increase)/Decrease in accounts receivable                (35,328)             (358,513)
Increase/(Decrease) in unearned revenues                  105,615               419,416
                                                          -------               -------
  Total adjustments                                       171,579               137,619
                                                          -------               -------

Cash used by operating activities                        (278,367)             (311,784)
                                                         --------              --------

Cash Flows From Investing Activities:
Payments for fixed assets                                (123,529)             (111,246)
Payments for capitalized projects                             -0-              (196,223)
                                                               -               --------

Cash used by investing activities                        (123,529)             (307,469)
                                                         --------              --------

Cash Flows From Financing Activities:

Proceeds from Market Guide Inc.                         1,127,318               835,277
Proceeds to Market Guide Inc.                            (725,423)             (216,024)
                                                         --------              --------

Cash provided by financing activities                     401,895               619,253
                                                          -------               -------

Net change in cash                                            -0-                   -0-

Cash at beginning of year                                     -0-                   -0-
                                                               -                     -

Cash at end of year                                   $        0             $       0

              CREDITRISK MONITOR - A DIVISION OF MARKET GUIDE INC.
                 Notes to Financial Statements November 30, 1998



Note 1                     INTERIM FINANCIAL STATEMENTS
                           ----------------------------

The accompanying financial statements of Market Guide Inc. have been prepared without audit, except for the balance sheet as of February 28, 1998. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. Operating results for the nine months ended November 30, 1998 are not necessarily indicative of the results that may be expected for the year ending February 28, 1999.


Note 2            DEPRECIATION AND AMORTIZATION
------            -----------------------------

Depreciation and amortization are provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives. The straight-line method of depreciation is followed for substantially all assets for both financial and tax reporting purposes.

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 1998





                                                                 Historical
                                                                 ----------
                                                             New
                                                          Generation     CreditRisk                        Pro Forma
                                                           Foods, Inc.    Monitor        Adjustments       Combined
                                                           -----------    -------        -----------       --------

                                                           ASSETS
CURRENT ASSETS
     Cash and cash equivalents                            $   13,400      $   -        $   3,250,000  (a)  $2,030,213
                                                                                          (1,233,187) (c)
     Purchase option                                         115,000          -             (115,000) (c)           -
     Accounts receivable                                          -        408,478               -            408,478
                                                             -------       -------         ----------       ---------


             Total current assets                            128,400       408,478         1,901,813        2,438,691

GOODWILL                                                        -             -            2,433,524  (c)   2,316,487
                                                                                              17,039  (d)
                                                                                            (134,076) (f)

FIXED ASSETS                                                    -          215,690              -             215,690
                                                             --------      -------          ---------        --------



TOTAL ASSETS                                               $  128,400   $  624,168       $ 4,218,300        $4,970,868
                                                           ==========   ==========       ===========        ==========



                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)



CURRENT LIABILITIES
     Accounts payable                                      $    5,908    $   4,945        $   25,000  (a)   $  58,268
                                                                                              22,415  (c)
     Accrued franchise taxes                                   45,580            -                 -           45,580
     Accrued expenses                                          46,284            -            26,948  (b)      90,271
                                                                                              17,039  (d)
                                                           -----------      --------          ------         --------

              Total current liabilities                        97,772          4,945          91,402          194,119

SENIOR SECURED NOTE                                              -               -           787,630  (c)     787,630

EXPENSE PROMISSORY NOTE                                          -               -            98,162  (c)      98,162

UNEARNED INCOME                                                  -           796,353              -           796,353
                                                           -------------   -----------    -----------      --------

              Total liabilities                                97,772        801,298         977,194        1,876,264
                                                           -------------   -----------    -----------     ---------

REDEEMABLE CONVERTIBLE VOTING
     SENIOR PREFERRED STOCK                                  1,100,000         -          (1,100,000) (e)        -
                                                           --------------   -----------   -------------     ---------
STOCKHOLDERS' EQUITY (DEFICIT)
     Common stock                                                3,998         -              13,000  (a)      52,981
                                                                                              35,983  (e)
     Additional paid-in capital                             22,818,930         -           3,212,000  (a)  27,067,999
                                                                                           1,064,017  (e)
                                                                                             (26,948) (b)
     Accumulated deficit                                   (23,892,300)     (177,130)(g)    (134,076) (f) (24,026,376)
                                                                                             177,130  (c)
                                                          --------------   -----------    -------------    ------------

              Total stockholders' equity (deficit)          (1,069,372)     (177,130)      4,341,106        3,094,604
                                                          --------------   ------------   -------------    ------------


TOTAL LIABILITIES AND STOCKHOLDERS'
     EQUITY (DEFICIT)                                    $     128,400   $   624,168     $ 4,218,300      $ 4,970,868
                                                         =============   ===========     ===========      ===========


(a) Represents net proceeds from private placement of 1,300,000 shares of common stock.

(b) Represents legal and state filing fees incurred in connection with the private placement.

(c) Represents  purchase of the assets of the CreditRisk
Monitor credit information service.

(d) Represents legal, state filing fees, and taxes incurred in connection with the acquisition of the CreditRisk Monitor assets.

(e) Represents conversion of 1,100,000 shares to senior preferred stock into 3,598,299 shares of common stock.

(f) Represents write-off of capitalized in-process research and development projects that have not reached technological feasibility.

(g)  Represents  accumulated  deficit net of advances  from Market
Guide Inc.

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998




                                                              Historical
                                                          New
                                                      Generation       CreditRisk                           Pro Forma
                                                      Foods, Inc.      Monitor (f)    Adjustments           Combined
REVENUES
     Earned revenues                                 $        -      $    809,563    $         -          $   809,563
                                                     -----------     --------------    ------------         ---------

EXPENSES
     Salaries and employee benefits                           -         1,117,194              -            1,117,194
     Database and product costs                               -           150,898              -              150,898
     General and administrative                           28,216          336,920              -              365,136
     Depreciation and amortization                            -           132,262         37,344 (a)          169,606
     Advertising and promotion                                -             160,186            -            160,186
     Interest expense                                         -                  -            7,925  (b)       81,895
                                                                                             73,970  (c)
                                                     -----------     -------------    -------------       -----------

                                                          28,216          1,897,460         119,239         2,044,915
                                                     -----------     --------------    ------------        ----------

              Loss from operations                       (28,216)        (1,087,897)       (119,239)       (1,235,352)
                                                     -----------     --------------    ------------        -----------

OTHER INCOME AND EXPENSES
     Interest and dividend income                          7,700             -                -                 7,700
     Gain on investments                                       2             -                -                     2
     Write-off of intangible assets                            -             -             (134,076)  (e)    (134,076)
                                                     -----------      --------------   -------------        ----------

                                                           7,702                 -         (134,076)         (126,374)
                                                     -----------     --------------    -------------        ----------

              Loss before income taxes                   (20,514)       (1,087,897)        (253,315)       (1,361,726)

PROVISION (BENEFIT) FOR
     INCOME TAXES                                          2,925          (441,664)         441,664   (d)       2,925
                                                     -----------     --------------    ------------         ---------


NET LOSS                                          $     (23,439)     $    (646,233)   $    (694,979)      $(1,364,651)
                                                     =============    =============    ==============     ============

NET LOSS PER SHARE
     Basic                                        $        (0.06)                                         $     (0.26)
                                                     ==============                                       ============

     Diluted                                      $        (0.06)                                         $     (0.26)
                                                     ==============                                       ============


WEIGHTED AVERAGE NUMBER
     OF SHARES
     Basic                                               399,830                                             5,300,129
                                                     =============                                        ============

     Diluted                                             399,830                                             5,300,129
                                                     =============                                        ============

(a) Represents goodwill amortization in excess of capitalized costs written-off.

(b) Represents deferred interest expense on Expense Promissory Note.

(c)Represents amortization of debt discount on Senior Secured Note.

(d) Represents NGNF's inability to take advantage of net operating loss.

(e) Represents write-off of capitalized in-process research and development projects that have not reached technological feasibility.

(f) Amounts for CreditRisk Monitor were determined by adding results for the year ended February 28, 1998 and the results from the nine months ended November 30, 1998 and subtracting the results for the nine months ended November 30, 1997.

                                                     SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NEW GENERATION FOODS, INC.


                                            By:/s/Jerome S. Flum
                                            Name:  Jerome S. Flum
                                            Title: Chairman of the Board
                                            and Principal Financial Officer


DATE:   March 31, 1999